EQ ADVISORS TRUSTSM

EQ/AB Short Duration Government Bond Portfolio

EQ/Quality Bond PLUS Portfolio

SUPPLEMENT DATED FEBRUARY 3, 2021 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio management team for the EQ/AB Short Duration Government Bond Portfolio and the Passive and Active Allocated Portions of the EQ/Quality Bond PLUS Portfolio.

Effective January 31, 2021, Dimitri Silva of AllianceBernstein L.P. no longer serves as a member of the team that is responsible for the securities selection, research, and trading for the EQ/AB Short Duration Government Bond Portfolio and the Passive Allocated Portion and a portion of the Active Allocated Portion of the EQ/Quality Bond PLUS Portfolio. All references to Dimitri Silva in the Summary Prospectus, Prospectus and SAI are deleted in their entirety as of that date.